Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

BETWEEN

PATTERN ENERGY GROUP LP

AND

PATTERN ENERGY GROUP INC.

Dated as of October 2, 2013

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		1

ARTICLE II REGISTRATION RIGHTS		6
2.1	Mandatory Registration Rights	6
2.2	Piggyback Registration Rights	8
2.3	Expenses	10
2.4	No Additional Demand Registration Rights	10
2.5	MJDS	10
2.6	Additional Shares	10

ARTICLE III REGISTRATION PROCEDURES		10

3.1	Registration and Qualification in the United States	10
3.2	Qualification in Canada	15
3.3	Selling Stockholder Information	17
3.4	Discontinuation of Disposition of Registrable Shares	18
3.5	Free Writing Prospectus	18

ARTICLE IV SUSPENSION PERIOD		18

4.1	Suspension	18
4.2	Notices Relating to Suspension	19

ARTICLE V INDEMNIFICATION AND CONTRIBUTION		20

5.1	Indemnification by PEG Inc.	20
5.2	Indemnification by the Holders	21
5.3	Indemnification Procedures	21
5.4	Contribution	22
5.5	Contribution Procedures	22
5.6	Additional Liability	23
5.7	Conflicts with Underwriting Agreements	23

ARTICLE VI TERMINATION OF PEG INC.’S OBLIGATIONS		23

ARTICLE VII MISCELLANEOUS		23

7.1	Construction	23
7.2	Entire Agreement	24
7.3	Notices	24
7.4	Governing Law	25
7.5	Severability	25
7.6	Amendment	25
7.7	Counterparts	25
7.8	Authority	25
7.9	Binding Effect and Assignment	25
7.10	Waiver	26
7.11	Arbitration	26
7.12	Adjustment for Stock Splits, etc	26

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 2, 2013, by and between Pattern Energy Group Inc., a Delaware corporation (“PEG Inc.”), and Pattern Energy Group LP, a Delaware limited partnership (“PEG LP”) and the other holders listed on Schedule I hereto (each an “Initial Holder” and collectively, the “Initial Holders”).

RECITALS

WHEREAS, in connection with the initial public offering (the “IPO”) of shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), the Company and PEG LP (and certain of PEG LP’s affiliated entities) have engaged in certain Contribution Transactions (as defined herein), pursuant to which the Initial Holders received shares of Class A Common Stock and shares of the Company’s Class B common stock, par value $0.01 per share (“Class B Common Stock”);

WHEREAS, pursuant to the Company’s Amended and Restated Certificate of Incorporation, shares of Class B Common Stock are convertible into shares of Class A Common Stock upon the terms and subject to the conditions contained therein; and

WHEREAS, in connection with the Contribution Transactions, the Company has agreed to grant the Initial Holders and their permitted assignees and transferees the registration rights set forth in Article II hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

The following terms used in this Agreement are defined as set forth below or in the sections indicated, as applicable.

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning given such term in the Preamble.

“Canadian Prospectus” means a prospectus (including a preliminary prospectus) of PEG Inc. filed in one or more Eligible Jurisdictions pursuant to applicable Canadian Securities Laws qualifying Registrable Shares for public distribution in such Eligible Jurisdictions, including all amendments and supplements to such prospectus, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

“Canadian Regulator” means, with respect to each Eligible Jurisdiction, the securities regulatory authority or securities regulator, as applicable, under the applicable Canadian Securities Laws of such Eligible Jurisdiction.

“Canadian Review System” means the system and procedures for multi-jurisdictional prospectus reviews established under National Policy 11-202 - Process for Prospectus Review in Multiple Jurisdictions and, as applicable, Multilateral Instrument 11-102 - Passport System, of the Canadian Securities Administrators.

“Canadian Securities Laws” means the securities legislation of each jurisdiction of Canada in which PEG Inc. is at the relevant time a reporting issuer (or the equivalent), together with applicable published policy statements and blanket rulings and orders issued by the applicable Canadian Regulator, all as amended and in effect from time to time.

“Class A Common Stock” has the meaning given such term in the Recitals.

“Class B Common Stock” has the meaning given such term in the Recitals.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means Class A Common Stock, including the shares of Class A Common Stock issuable upon conversion of the Class B Common Stock.

“Contribution Transactions” means the transactions and events contemplated under the headings “Business Summary—Contribution Transactions” and ‘structure and Formation of the Company” in PEG Inc.’s prospectus filed with the Commission pursuant to Rule 424(b) in connection with the IPO.

“Controlling Person” is defined in Section 5.1.

“Demand Date” is the date that the Holder then holding a majority of the Registrable Shares to be sold in such Underwritten Offering demands mandatory registration rights pursuant to Section 2.1.

“Eligible Jurisdiction” means each Canadian jurisdiction (other than Quebec) in which PEG Inc. is, at the relevant time, a “reporting issuer” (or the equivalent) under the applicable Canadian Securities Laws of that jurisdiction.

“End of Suspension Notice” is defined in Section 4.2.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 under the Securities Act.

“Governing Documents” means (i) the Amended and Restated Certificate of Incorporation of PEG Inc., (ii) the Amended and Restated Bylaws of PEG Inc., (iii) the certificates of incorporation or the certificates of formation of each subsidiary of PEG Inc., as applicable, and (iv) the limited liability company agreements, limited partnership agreements or bylaws of each subsidiary of PEG Inc., as applicable, and in each case, as may be amended from time to time.

“Holder” means any Initial Holder who is the record or beneficial owner of any Registrable Shares or any assignee or transferee of such Initial Holder who through, and as a direct result of, a transaction with a Holder becomes the record or beneficial owner of an amount of shares of Common Stock that on a standalone basis represents at least 5% of the issued and outstanding shares of Common Stock on a fully diluted basis, (x) to the extent permitted under the Governing Documents and applicable law and (y) provided such direct assignee or direct transferee agrees in writing to be bound by all the provisions hereof, except any assignee or transferee (whether direct or indirect) shall not be deemed a Holder if the same acquires such Common Stock (A) in a public distribution pursuant to a registration statement under the Securities Act or a Canadian Prospectus or (B) pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act or pursuant to transactions exempt from the prospectus requirements of applicable Canadian Securities Laws where securities sold in such transactions may be resold without a prospectus under applicable Canadian Securities Laws.

“Indemnified Party” is defined in Section 5.3.

“Indemnifying Party” is defined in Section 5.3.

“Initial Holder” and “Initial Holders” has the meaning given such terms in the Preamble.

“IPO” has the meaning given such term in the Recitals.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Liabilities” is defined in Section 5.1.

“Lock-up Expiration Date” is defined in Section 2.1.

“Mandatory Canadian Shelf Prospectus” is defined in Section 2.1.

“Mandatory Registration Statement” is defined in Section 2.1.

“MJDS” means the Canadian multijurisdictional disclosure system established by National Instrument 71-101 - The Multijurisdictional Disclosure System, of the Canadian Securities Administrators.

“NI 44-102” means National Instrument 44-102 - Shelf Distributions, of the Canadian Securities Administrators.

“PEG Inc.” has the meaning given such term in the Preamble, and includes any successor thereto.

“PEG LP” has the meaning given such term in the Preamble, and includes any successor thereto.

“Permitted Free Writing Prospectus” is defined in Section 3.5.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggyback Canadian Prospectus” is defined in Section 2.2.

“Piggyback Registration Statement” is defined in Section 2.2.

“Principal Canadian Regulator” means (a) if a Canadian Prospectus is to be filed in more than one Eligible Jurisdiction, the Canadian Regulator that is the “principal regulator” with respect to such Canadian Prospectus pursuant to the Canadian Review System, and (b) if a Canadian Prospectus is to be filed in only one Eligible Jurisdiction, the Canadian Regulator for that Eligible Jurisdiction.

“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

“Purchaser Indemnitee” is defined in Section 5.1.

“Registrable Shares” means, with respect to any Holder, (i) shares of Common Stock at any time owned, either of record or beneficially, by such Holder that were first issued to the Initial Holders in connection with the Contribution Transactions (including for the avoidance of doubt, Class A Common Stock issued or issuable upon conversion of Class B Common Stock issued to the Initial Holders in connection with the Contribution Transactions), (ii) any shares of Class A Common Stock acquired by an Initial Holder from a third party, provided that, immediately prior to such acquisition, PEG LP beneficially owns at least 10% of the issued and outstanding Common Stock and (iii) any additional shares of Common Stock issued as a dividend, distribution or exchange for, or in respect of, such shares (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise). As to any particular Registrable Shares, they shall cease to be Registrable Shares at the earliest time as one of the following shall have occurred: (i) a Registration Statement or Canadian Prospectus (including a Piggyback Registration Statement, a Piggyback Canadian Prospectus or a Mandatory Canadian Shelf Prospectus) covering such shares has been declared effective by the Commission or filed in one or more Eligible Jurisdictions, respectively, and all such shares have been disposed of pursuant to such Registration Statement or Canadian Prospectus

(including a Piggyback Registration Statement, a Piggyback Canadian Prospectus or a Mandatory Canadian Shelf Prospectus), (ii) such shares have been publicly sold under Rule 144, (iii) all such shares may be sold in a single transaction without limitation under the volume restrictions of Rule 144(e), provided that the average weekly trading volume shall be calculated using the combined trading volume on the NASDAQ Global Market and Toronto Stock Exchange (or, at such time, the two primary exchanges upon which the Class A Common Stock is than traded) or (iv) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, PEG Inc. has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares subsequently may be resold or otherwise transferred by such transferee without registration under the Securities Act.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including: (a) all Commission, Canadian Regulator, securities exchange or marketplace, FINRA registration, listing, inclusion, and filing fees, (b) all fees and expenses incurred in connection with compliance with international, federal or state securities, or blue sky laws (including any registration, listing and filing fees, and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares, and the preparation of a blue sky memorandum and compliance with the rules of FINRA), (c) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering, and distributing any Registration Statement, any Prospectus, any Canadian Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates, and any other documents relating to the performance under and compliance with this Agreement, (d) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the NASDAQ Global Market and the Toronto Stock Exchange pursuant to Section 3.1(m), (e) the fees and disbursements of counsel for PEG Inc. and the Initial Holders and of the independent public accountants of PEG Inc. (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and (f) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by PEG Inc. in connection with any Registration Statement or Canadian Prospectus); provided, however, that Registration Expenses shall exclude brokers” or underwriters” discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by any Holder.

“Registration Statement” means any Mandatory Registration Statement or Piggyback Registration Statement.

“Rule 144,” “Rule 158,” “Rule 415,” or “Rule 424,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Suspension Event” is defined in Section 4.2.

“Suspension Notice” is defined in Section 4.2.

“Underwriting Agreement” is defined in Section 2.1.

“Underwritten Offering” means a sale of securities of PEG Inc. to an underwriter or underwriters for reoffering to the public.

ARTICLE II

REGISTRATION RIGHTS

2.1 Mandatory Registration Rights. (a) At any time after the expiration of the restrictions set forth in Section 3(c) of the Underwriting Agreement (the “Underwriting Agreement”), dated September 26, 2013, by and among PEG Inc., PEG LP and the Underwriters party thereto (the “Lock-up Expiration Date”), any one or more Holders then holding a majority of the Registrable Shares held by all such Holders may demand that PEG Inc. (a) file with the Commission one or more shelf or other registration statements on Form S-1 or such other form under the Securities Act then available to PEG Inc. providing for the resale by the Holders of all or a portion of the Registrable Shares held by such Holders in one or more separate public offerings or from time to time pursuant to Rule 415 of the Securities Act, if permitted by such form (including the Prospectus, any amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in any such registration statement, the “Mandatory Registration Statement”); and/or (b) file in one or more Eligible Jurisdictions one or more base shelf prospectuses under NI 44-102 (including, as applicable, such other documents comprising the Canadian Prospectus of which the base shelf prospectus is a part, a “Mandatory Canadian Shelf Prospectus”) qualifying the Registrable Shares for public distribution in each such Eligible Jurisdiction. If PEG Inc. has an effective Mandatory Registration Statement on Form S-1 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, PEG Inc. shall promptly give notice of such eligibility to the Holders and may, in its sole discretion, convert such Mandatory Registration Statement on Form S-1 to a registration statement on Form S-3 or such other short-form registration statement by means of a post-effective amendment or otherwise, unless the Holders notify PEG Inc. within 10 Business Days of receipt of the PEG Inc. notice that such conversion would interfere with its distribution of Registrable Shares already in progress and provides a reasonable explanation therefor, in which case PEG Inc. will delay the conversion of the Mandatory Registration Statement for a reasonable time after receipt of the first such notice, not to exceed 30 days in the aggregate.

(b) Effectiveness and Scope. PEG Inc. shall use its reasonable best efforts to cause the Mandatory Registration Statement to be declared effective by the Commission and/or a final receipt to be issued for the Mandatory Canadian Shelf Prospectus by the Principal Canadian Regulator within 120 days following the Demand Date, and to remain effective until, in the case of a Mandatory Registration Statement, the date on which all shares of Common Stock in respect thereof cease to be Registrable Shares and, in the case of a Mandatory Canadian Shelf Prospectus, the earlier of the date on which the Holders no longer hold any Registrable Shares and 25 months from the date on which the receipt is issued. The Mandatory Registration Statement and/or the Mandatory Canadian

Shelf Prospectus shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet), by the Holders.

(c) Underwriting. If one or more Holders propose to conduct an Underwritten Offering under the Mandatory Registration Statement or the Mandatory Canadian Shelf Prospectus, the Holder holding a majority of the Registrable Shares to be sold in such Underwritten Offering shall advise PEG Inc. of the managing underwriters for such proposed Underwritten Offering. In such event, PEG Inc. shall enter into an underwriting agreement in customary form with the managing underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Article V and shall take all such other reasonable actions as are requested by the managing underwriter in order to expedite or facilitate the registration and/or qualification and the disposition of the Registrable Shares included in such Underwritten Offering; provided, however, that PEG Inc. shall not be required to conduct more than three such Underwritten Offerings during any 365 day period; provided, further, that PEG Inc. shall not be required to conduct any such Underwritten Offering unless the anticipated gross proceeds from such Underwritten Offering are at least $25 million; provided, further, that PEG Inc. shall be required to cause appropriate officers of PEG Inc. or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering only if the Holders participating in the Underwritten Offering reasonably anticipate gross proceeds from such Underwritten Offering of at least $75 million; provided, further, that PEG Inc. shall not be required to cause such officers of PEG Inc. or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering more than twice in a 365 day period. Holders proposing to distribute Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriters selected for such Underwritten Offering and complete and execute any questionnaires, personal information forms, powers of attorney, submissions to jurisdiction, certificates, undertakings, declarations, notices, indemnities, securities escrow agreements, and other documents reasonably required under the terms of such underwriting (including, without limitation, any documents required under the Securities Act or applicable Canadian Securities Laws), and furnish to PEG Inc. such information in writing as PEG Inc. may reasonably request for inclusion in the Mandatory Registration Statement and/or Mandatory Canadian Shelf Prospectus. Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering pursuant to a Mandatory Registration Statement or a Mandatory Canadian Shelf Prospectus, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated to the Holders to the extent of its requested amount of Registrable Shares to be included in the Underwritten Offering.

2.2 Piggyback Registration Rights. (a) If, after the date hereof, PEG Inc. proposes (i) to file a registration statement under the Securities Act providing for a public offering of PEG Inc.’s equity securities, other than a registration statement on Form S-8 or Form S-4 or any similar form hereafter adopted by the Commission as a replacement therefor (including the Prospectus, any amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Piggyback Registration Statement”); and/or (ii) to file a Canadian Prospectus providing for a public offering of PEG Inc.’s equity securities in one or more Eligible Jurisdictions (a “Piggyback Canadian Prospectus”), or (iii) conduct an Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, PEG Inc. will notify the Holders of the proposed filing and the Holders shall be given an opportunity to include in the public offering provided for under such Piggyback Registration Statement or Piggyback Canadian Prospectus or in the Underwritten Offering, as applicable, all or any part of their Registrable Shares; provided, however, that, except as set forth below, the Holders shall not be given an opportunity to include Registrable Shares in any Underwritten Offering to the extent that PEG Inc. has been advised by the managing underwriter of such Underwritten Offering that the inclusion of any Registrable Shares for sale for the benefit of the Holders will have a materially adverse effect on the price, timing, marketing, or distribution of the Common Stock. If any Holder has an Affiliate who is an officer or director of PEG Inc., within 10 Business Days after delivery of the above-described notice by PEG Inc., such Holder has the right to notify PEG Inc. in writing of its intention to include Registrable Shares in the public offering provided for under such Piggyback Registration Statement or Piggyback Canadian Prospectus or in the Underwritten Offering, as applicable, and, in such notice, shall inform PEG Inc. of the number of Registrable Shares that such Holder wishes to so include, as applicable, and provide, as a condition to such inclusion, such information regarding the Holder and their Registrable Shares as is required pursuant to Regulation S-K promulgated under the Securities Act and/or applicable Canadian Securities Laws to effect the registration and/or qualification of the Registrable Shares; provided, however, that if no Holder has an Affiliate who is an officer or director of PEG Inc., such Holder shall provide such notice within three Business Days (or one Business Day in the case of an “overnight” offering or “bought deal”) after delivery of the above-described notice by PEG Inc. If such written notification of a Holder’s intent to include Registrable Shares in the public offering provided for under such Piggyback Registration Statement or Piggyback Canadian Prospectus or in the Underwritten Offering, as applicable, is not received by PEG Inc. within the applicable time-frames specified in the immediately preceding sentence, such Holder shall have no right to so include any Registrable Shares. Inclusion of any Registrable Shares in such Piggyback Registration Statement will not affect the inclusion of such Registrable Shares in the Mandatory Registration Statement until such Registrable Shares have been sold under the Piggyback Registration Statement, at which time PEG Inc. may remove from the Mandatory Registration Statement such Registrable Shares.

(b) Right to Terminate Piggyback Registration. At any time, PEG Inc. may terminate or withdraw any Piggyback Registration Statement or Piggyback Canadian Prospectus referred to in this Section 2.2, and without any obligation to a Holder whether or not such Holder has elected to include Registrable Shares in such registration or qualification, as applicable. PEG Inc. may suspend the effectiveness and use of any Piggyback Registration Statement or Piggyback Canadian Prospectus at any time for an unlimited amount of time whether or not a Holder has elected to include Registrable Shares in such registration or qualification, as applicable.

(c) Underwriting. Any notice provided to the Holders by PEG Inc. pursuant to Section 2.2(a) in connection with an Underwritten Offering shall advise the Holders of the managing underwriters for any Underwritten Offering proposed under the Piggyback Registration Statement or Piggyback Canadian Prospectus. A Holder’s right to include Registrable Shares in any Piggyback Registration Statement or Piggyback Canadian Prospectus pursuant to this Section 2.2 shall be conditioned upon participation in such Underwritten Offering and the inclusion of its Registrable Shares in the Underwritten Offering to the extent provided herein. A Holder, if distributing its Registrable Shares through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the managing underwriters selected for such Underwritten Offering and complete and execute any questionnaires, personal information forms, powers of attorney, submissions to jurisdiction, certificates, undertakings, declarations, notices, indemnities, securities escrow agreements, and other documents reasonably required under the terms of such underwriting (including, without limitation, any documents required under the Securities Act or applicable Canadian Securities Laws), and furnish to PEG Inc. such information in writing as PEG Inc. may reasonably request for inclusion in the Registration Statement or Canadian Prospectus. Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated first, to PEG Inc., and second, to the Holders, and third, to any other Person included in such Underwritten Offering. If a Holder disapproves of the terms of any Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, such Holder may elect to withdraw therefrom by written notice to PEG Inc. and the underwriter, delivered at least 10 Business Days before the effective date of the Piggyback Registration Statement or at any time prior to execution of a definitive underwriting agreement in connection with an Underwritten Offering pursuant to a Piggyback Registration Statement.

(d) Hold-Back Agreement. By electing to include Registrable Shares in an Underwritten Offering pursuant to a Piggyback Registration Statement or a Piggyback Canadian Prospectus, a Holder shall be deemed to have agreed not to effect any sale or distribution of securities of PEG Inc. of the same or similar class or classes of the securities included in the Registration Statement or Canadian Prospectus or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during such periods as reasonably requested (but in no event longer than 30 days before or 90 days following the pricing of such Underwritten Offering by the representatives of the underwriters).

(e) Mandatory Registration not Impacted by Piggyback Registration Statement. PEG Inc.’s obligation to file any Mandatory Registration Statement or Mandatory Canadian Shelf Prospectus shall not be affected by the filing or effectiveness of the Piggyback Registration Statement or Piggyback Canadian Prospectus, as applicable.

2.4 Expenses. PEG Inc. shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. A Holder, if participating in a registration or qualification pursuant to this Section 2.3, shall bear all discounts and commissions payable to underwriters or brokers and all transfer taxes, if any, in connection with a registration of its Registrable Shares pursuant to this Agreement and any other expense of such Holder not specifically allocated to PEG Inc. pursuant to this Agreement relating to the sale or disposition of its Registrable Shares pursuant to any Registration Statement or Canadian Prospectus. Nothing herein shall require PEG Inc. to pay any fees, costs, or disbursements of or relating to counsel for a Holder unless required pursuant to Section 5.3.

2.5 No Additional Demand Registration Rights. Unless otherwise consented to by the Holders, which consent may be unreasonably withheld, PEG Inc. shall not grant to any other Person a demand registration right to register Common Stock for sale to the public in an Underwritten Offering or in a continuous offering under Rule 415 of the Securities Act or under NI 44-102.

2.6 MJDS. Notwithstanding anything contained in this Article II or in Section 3.2, in the event that PEG Inc. is required hereunder to qualify any Registrable Shares for public distribution in an Eligible Jurisdiction pursuant to the applicable requirements and procedures set forth in the MJDS Rule, the terms and conditions hereof shall apply, mutatis mutandis.

2.7 Additional Shares. For the avoidance of doubt, PEG Inc., at its option, may register for sale or resale, as applicable, under a Mandatory Registration Statement or a Canadian Prospectus filed pursuant to this Agreement or otherwise, any number of unissued shares of Common Stock (or any other securities of PEG Inc.) or any shares of Common Stock (or other securities of PEG Inc.) owned by any security holder of PEG Inc. (other than the Holders); provided, that, except as otherwise provided herein, in no event shall the inclusion of such securities on any such Registration Statement or a Canadian Prospectus reduce the amount offered for the account of the Holders in any Underwritten Offering at the request of the Holders pursuant to Section 2.1 hereof.

ARTICLE III

REGISTRATION PROCEDURES

3.1 Registration and Qualification in the United States. In connection with the obligations of PEG Inc. with respect to any registration of Registrable Shares in the United States pursuant to this Agreement, PEG Inc. shall:

(a) prepare and file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective as appropriate;

(b) subject to Section 3.1(i), (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective and accurate as appropriate, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, (iii) promptly amend or supplement each such Registration Statement to include PEG Inc.’s quarterly and annual financial information and other material developments (until PEG Inc. is eligible to incorporate such information by reference into the Registration Statement), during which time sales of the Registrable Shares under the Registration Statement will be suspended until such amendment or supplement is filed and effective, and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders;

(c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, any Permitted Issuer Free Writing Prospectus, and any amendment or supplement thereto and such other relevant documents as the Holders may reasonably request; provided, however, that any such document’s availability on the Commission’s Electronic Data Gathering Analysis and Retrieval System database (or any successor thereto) shall satisfy such obligation; PEG Inc. hereby consents to the use of such Prospectus, including each preliminary Prospectus, any Permitted Issuer Free Writing Prospectus, and any amendment or supplement thereto, by the Holders in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use its reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as the Holders shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of Registrable Shares in each such jurisdiction; provided, however, that PEG Inc. shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e) use its reasonable best efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the Holders to consummate the disposition of such Registrable Shares;

(f) notify the Holders promptly (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or any Issuer Free Writing Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus and such Permitted Issuer Free Writing Prospectus until the requisite changes have been made);

(g) use its reasonable best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h) upon written request, furnish to the Holders, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested); provided, however, that any such document’s availability on the Commission’s Electronic Data Gathering Analysis and Retrieval System database (or any successor thereto) shall satisfy such obligation;

(i) except as provided in Article IV, upon the occurrence of any event contemplated by Section 3.1(f)(iv), use its reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus or Permitted Issuer Free Writing Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to the Holders a reasonable number of copies of each such supplement or post-effective amendment; provided, however, that any such document’s availability on the Commission’s Electronic Data Gathering Analysis and Retrieval System database (or any successor thereto) shall satisfy such obligation;

(j) if requested by the Holders or the representative of the underwriters, if any, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material information as the Holders or the representative of the underwriters, if any, indicate relates to them or otherwise reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after PEG Inc. has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k) in the case of an Underwritten Offering, use its reasonable best efforts to furnish or caused to be furnished to the Holders and the underwriters a signed counterpart, addressed to the Holders and the underwriters, of: (i) an opinion of counsel for PEG Inc., dated the date of each closing under the underwriting agreement, reasonably satisfactory to the underwriters and (ii) a “comfort” letter, dated the date of the underwriting agreement and the date of each closing thereunder, signed by the independent public accountants who have certified PEG Inc.’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants” letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten offerings; provided, that to be an addressee of the comfort letter, the Holders may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature;

(l) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement) and take all other action in connection therewith to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement, and in the case of an Underwritten Offering make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, to the extent customary, if and when requested;

(m) in the case of an Underwritten Offering, use its reasonable best efforts to make available for inspection by the underwriters participating in any disposition pursuant to a Registration Statement and their representatives (including counsel or other professional advisors), all financial and other records, pertinent corporate documents, and properties of PEG Inc., and cause the officers and employees of PEG Inc. to supply all information reasonably requested; provided, however, that such records, documents or information that PEG Inc. determines, in good faith, to be confidential and notifies the underwriters accordingly shall not be disclosed unless (i) disclosure is necessary to avoid or correct a misrepresentation in a Registration Statement or Prospectus, (ii) the release of such records, documents, or information is required by law or ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents, or information have been generally made available to the public; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Holders and the other parties, which counsel PEG Inc. determines in good faith is reasonably acceptable;

(n) use its reasonable best efforts (including seeking to cure in PEG Inc.’s listing application any deficiencies cited by the exchanges) to cause all Registrable Shares to be listed on the NASDAQ Global Market and the Toronto Stock Exchange and thereafter maintain the listing on such exchanges when such Registrable Shares are included in a Registration Statement;

(o) use its reasonable best efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent PEG Inc.’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires before the expiration of the effectiveness period of the Registration Statement as required by Section 2.1(b), PEG Inc. shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 2.1(b);

(p) provide a CUSIP number for all Registrable Shares;

(q) (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission and (ii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which the Holders shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, the Holders having been furnished with a copy thereof at least three Business Days before the filing thereof; provided, that PEG Inc. may file such Registration Statement or Prospectus or amendment or supplement after PEG Inc. shall have made a good faith effort to resolve any such issue with the Holders and shall have advised the Holders in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(r) cause to be maintained a registrar and transfer agent for all Registrable Shares;

(s) in connection with any disposition of Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by PEG Inc.’s charter), and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders or the representative of the underwriters, if any, may request at least three Business Days before any sale of Registrable Shares; and

(t) if required under the rules of FINRA, in connection with the initial filing of a Shelf Registration Statement and each amendment thereto with the Commission pursuant to Section 2.1, cooperate with the underwriter’s or other FINRA member’s counsel as reasonably necessary to prepare and, within one Business Day of such filing with the Commission, to file with FINRA all forms and information required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements relating to the resale of Registrable Shares pursuant to the Shelf Registration Statement.

3.2 Qualification in Canada. In connection with the obligations of PEG Inc. with respect to any qualification of Registrable Shares for public distribution in an Eligible Jurisdiction pursuant to this Agreement, PEG Inc. shall:

(a) prepare and file, in each Eligible Jurisdiction in which the distribution is to be effected, as specified in this Agreement, a preliminary and final prospectus, which shall comply as to form in all material respects with the requirements of applicable Canadian Securities Laws, together with any required amendments or supplements thereto as may be required to comply with applicable Canadian Securities Laws and all material incorporated by reference or deemed to be incorporated by reference therein (as applicable), and use its reasonable best efforts to obtain receipts for the preliminary and final prospectus from the Canadian Regulator;

(b) furnish to the Holders, without charge, as many copies of the Canadian Prospectus and such other relevant documents as the Holders may reasonably request; provided, however, that any such document’s availability on the System for Electronic Document Analysis and Retrieval database (or any successor thereto) shall satisfy such obligation; and PEG Inc. hereby consents to the use of the Canadian Prospectus by the Holders in connection with the offering and sale of the Registrable Shares covered by such Canadian Prospectus;

(c) in the case of an Underwritten Offering, use its reasonable best efforts to furnish or cause to be furnished to the Holders and the underwriters a signed counterpart, addressed to the Holders and the underwriters, of: (i) an opinion of counsel for PEG Inc., dated the date of each closing under the underwriting agreement, reasonably satisfactory to the underwriters and (ii) a “comfort” letter, dated the date of the underwriting agreement and the date of each closing thereunder, signed by the independent public accountants who have certified PEG Inc.’s financial statements included in the Canadian Prospectus, covering substantially the same matters with respect to the Canadian Prospectus and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants” letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten offerings; provided, that to be an addressee of the comfort letter, the Holders may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature;

(d) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement) and take all other action in connection therewith to expedite or facilitate the distribution of the Registrable Shares covered by the Canadian Prospectus, and in the case of an Underwritten Offering make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, to the extent customary, if and when requested;

(e) in the case of an Underwritten Offering, use its reasonable best efforts to make available for inspection by the underwriters participating in any distribution pursuant to the Canadian Prospectus and their representatives (including counsel or other professional advisors), all financial and other records, pertinent corporate documents, and properties of PEG Inc., and cause the officers and employees of PEG Inc. to supply all information reasonably requested; provided, however, that any records, documents, or information that PEG Inc. determines, in good faith, to be confidential and notifies the underwriters accordingly shall not be disclosed unless (i) disclosure is necessary to avoid or correct a misrepresentation in the Canadian Prospectus, (ii) the release of such records, documents, or information is required by law or ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents, or information have been generally made available to the public; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Holders and the other parties, which counsel PEG Inc. determines in good faith is reasonably acceptable;

(f) (i) notify the Holders promptly of the happening of any event as a result of which the Canadian Prospectus as then in effect and pursuant to which Registrable Shares are qualified for public distribution in an Eligible Jurisdiction would include an untrue statement of material fact or would omit to state a material fact that is required to be stated or that is necessary to make any statement therein not misleading in light of the circumstances in which it was made (which notice shall be accompanied by an instruction to suspend the use of the Canadian Prospectus until the required updates have been completed); (ii) except as provided in Article IV use its reasonable best efforts to promptly amend or supplement the Canadian Prospectus so that the Canadian Prospectus, as amended or supplemented, will not include an untrue statement of material fact or omit to state a material fact that is required to be stated or that is necessary to make any statement therein not misleading in light of the circumstances in which it was made; and (iii) promptly furnish to the Holders a reasonable number of copies of any such amendment or supplement; provided, however, that any such document’s availability on the System for Electronic Document Analysis and Retrieval database (or any successor thereto) shall satisfy such obligation;

(g) notify the Holders promptly of the issuance by a Canadian Regulator, or by any court or other governmental or regulatory authority, of any order or ruling suspending the effectiveness of the receipt for a Canadian Prospectus, ceasing any trading in Registrable Shares or the Common Stock generally, or suspending or preventing the use of a Canadian Prospectus or the qualification of any securities thereunder for distribution in any jurisdiction; and use its reasonable best efforts to have any such order or ruling cancelled or withdrawn pending which the Holders shall cease any distribution of Common Stock and acts in furtherance thereof and shall not deliver a Canadian Prospectus to any person;

(h) notify the Holders promptly of the initiation of any proceedings for an order or ruling described in Section 3.2(g) above or any request by a Canadian Regulator, or by any court or other governmental or regulatory authority, for amendments or supplements to a Canadian Prospectus or for additional information;

(i) in connection with any disposition of Registrable Shares (whether or not pursuant to a Canadian Prospectus) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by PEG Inc.’s charter), and to enable such Registrable Shares to be in such denominations and registered in such names as the Holders or the representative of the underwriters, if any, may request at least three Business Days before any sale of Registrable Shares;

(j) use its reasonable best efforts to cause all Registrable Shares to be listed on the NASDAQ Global Market and the Toronto Stock Exchange;

(k) provide a CUSIP number for all Registrable Shares;

(l) (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable Canadian Securities Laws and (ii) delay filing any document comprising a part of the Canadian Prospectus to which the Holders shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of applicable Canadian Securities Laws, the Holders having been furnished with a copy thereof at least three Business Days before the filing thereof; provided, that PEG Inc. may file such document after PEG Inc. shall have made a good faith effort to resolve any such issue with the Holders and shall have advised the Holders in writing of its reasonable belief that such filing complies in all material respects with the requirements of applicable Canadian Securities Laws;

(m) cause to be maintained a registrar and transfer agent for all Registrable Shares; and

(n) use its reasonable best efforts to otherwise take all such other actions as may be necessary in order to facilitate the distribution of Registrable Shares in an Eligible Jurisdiction in accordance with applicable Canadian Securities Laws, through registrants who comply with the relevant provisions of such laws.

3.3 Selling Stockholder Information. A Holder shall furnish to PEG Inc. such information regarding the proposed distribution of Common Stock by such Holder as PEG Inc. may from time to time reasonably request in writing or as shall be required to effect the registration or qualification of such Holder’s Registrable Shares, and such Holder shall not be entitled to be named as a selling stockholder in any Registration Statement or Canadian Prospectus (and a Holder shall not be entitled to use the Prospectus forming a part of the Registration Statement) if such Holder does not provide such information to PEG Inc. A Holder further agrees to furnish promptly to PEG Inc. in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

3.4 Discontinuation of Disposition of Registrable Shares. The Holders agree that, upon receipt of any notice from PEG Inc. of the happening of any event of the kind described in Section 3.1(f)(ii), 3.1(f)(iii), 3.1(f)(iv), 3.2(f)(i), 3.2(g), or 3.2(h), the Holders will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement or a Canadian Prospectus until (a) any such order or ruling is vacated or (b) if an event described in Section 3.1(f)(iii), 3.1(f)(iv), or 3.2(f)(i) occurs, the Holders” receipt of the copies of the supplemented or amended Prospectus or Canadian Prospectus, as applicable. If so directed by PEG Inc., the Holders will deliver to PEG Inc. (at the reasonable expense of PEG Inc.) all copies in its possession, other than permanent file copies, of the Prospectus or Canadian Prospectus covering such Registrable Shares as at the time of receipt of such direction.

3.5 Free Writing Prospectus. The Holders represent that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Shares without the prior express written consent of PEG Inc. and, in connection with any Underwritten Offering, the underwriters; provided, however, that no Free Writing Prospectus or other written materials will be used, referred to or distributed in any jurisdiction in which such use, reference or distribution is unlawful. Any such Free Writing Prospectus consented to by PEG Inc. and the underwriters, as the case may be, to the extent that such Free Writing Prospectus is lawfully used, referred to or distributed, is hereinafter referred to as a “Permitted Free Writing Prospectus.” PEG Inc. represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending, and record keeping.

ARTICLE IV

SUSPENSION PERIOD

4.1 Suspension. Subject to the provisions of this Article IV, following the effectiveness of a Registration Statement and/or the issuance of a final receipt for a Canadian Prospectus (and the filings with any international, federal, or state securities commissions), PEG Inc. may direct the Holders, in accordance with Section 4.2, to suspend sales of the Registrable Shares pursuant to a Registration Statement and/or a Canadian Prospectus for such times as PEG Inc. reasonably may determine is necessary and advisable (but in no event, (a) in the case of clause (i) below, for more than 45 consecutive days and (b) in the case of clauses (i), (ii) and (iii) below, for more than an aggregate of 90 days in any consecutive 12-month period commencing on the Closing Time or more than 60 days in any consecutive 90-day period, except, in the case of clause (b), as a result of a review of any post-effective amendment by the Commission before declaring any post-effective amendment to the Registration Statement effective; provided, that PEG Inc. has used its reasonable best efforts to cause such post-effective amendment to be declared effective), if any of the following events shall occur: (i) the representative of the underwriters of an Underwritten Offering of primary shares by PEG Inc. has advised PEG Inc. that the sale of Registrable Shares pursuant to the Registration Statement and/or a Canadian Prospectus would have a material adverse effect on the price, timing, marketing, or distribution of such Underwritten Offering; (ii) the majority of the members of the board of directors of PEG Inc. shall have determined in good faith that (A) the offer or sale of any Registrable Shares would materially impede, delay, or interfere with any proposed financing, offer, or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation, or other significant transaction involving PEG Inc., (B) upon the advice of counsel, the sale of Registrable Shares pursuant to the Registration Statement and/or the Canadian Prospectus would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) either (x) PEG Inc. has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would or would reasonably be expected to have a material adverse effect on PEG Inc. or PEG Inc.’s ability to consummate such transaction, or (z) the proposed transaction renders PEG Inc. unable to comply with Commission requirements or applicable Canadian Securities Laws, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to promptly amend or supplement the Canadian Prospectus, as applicable; or (iii) the majority of the members of the board of directors of PEG Inc. shall have determined in good faith, upon the advice of counsel, that it is required by law to amend or supplement the Registration Statement or the Canadian Prospectus or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the Prospectus included in the Registration Statement or the Canadian Prospectus any facts or events arising after the effective date of the Registration Statement (or of the most-recent post-effective amendment) or the Canadian Prospectus that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) including in the Prospectus included in the Registration Statement or the Canadian Prospectus any material information with respect to the plan of distribution not disclosed in the Registration Statement or the Canadian Prospectus or any material change to such information. Upon the occurrence of any such suspension, PEG Inc. shall use its reasonable best efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to promptly amend or supplement the Canadian Prospectus or to take such action as is necessary to make resumed use of the Registration Statement or the Canadian Prospectus compatible with PEG Inc.’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as possible.

4.2 Notices Relating to Suspension. In the case of an event that causes PEG Inc. to suspend the use of a Registration Statement and/or a Canadian Prospectus (a “Suspension Event”), PEG Inc. shall give written notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. PEG Inc. shall use its reasonable best efforts and take all reasonable steps to terminate suspension of the use of the Registration Statement and/or the Canadian Prospectus as promptly as possible. The Holders shall not effect any sales of Registrable Shares pursuant to such Registration Statement (or such filings) or the Canadian Prospectus at any time after it has received a Suspension Notice from PEG Inc. and before receipt of an End of Suspension Notice (as defined below). If so directed by PEG Inc., the Holders will deliver to PEG Inc. (at the expense of PEG Inc.) all copies other than permanent file copies then in the Holders” possession of the Prospectus and any Issuer Free Writing Prospectus and the Canadian Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of Registrable Shares pursuant to the Registration Statement (or such filings) and/or the Canadian Prospectus following further notice to such effect (an “End of Suspension Notice”) from PEG Inc., which End of Suspension Notice shall be given by PEG Inc. to the Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

5.1 Indemnification by PEG Inc. PEG Inc. agrees to indemnify and hold harmless (a) the Holders and any underwriter (as determined in the Securities Act) for the Holders, (b) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (a “Controlling Person”), and (c) the respective officers, directors, partners, members, employees, representatives, and agents of any such Person or any Controlling Person (any Person referred to in clause (a), (b), or (c) may hereinafter be referred to as a “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities, including, as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several (the “Liabilities”), directly or indirectly related to, based upon, arising out of, or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus (preliminary, amended, supplemented, or final), Issuer Free Writing Prospectus (as amended or supplemented), Canadian Prospectus (preliminary, amended, supplemented or final) or any other document prepared by PEG Inc. used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a Canadian Prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to PEG Inc. or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, (ii) any untrue statement or omission contained in a preliminary Prospectus if such untrue statement is cured by delivery to the Holders of an amended preliminary Prospectus or a Free Writing Prospectus prior to pricing of the sale of securities, if an Underwritten Offering, or the effectiveness of the Mandatory Registration Statement to which the preliminary Prospectus relates, (iii) any untrue statement or omission contained in a preliminary Canadian Prospectus if such untrue statement is cured by delivery to the Holders of an amended preliminary Canadian Prospectus, or (iv) any sales by the Holders after the delivery by PEG Inc. to the Holders of a Suspension Notice and before the delivery by PEG Inc. of an End of Suspension Notice. PEG Inc. shall notify the Holders promptly of the institution, threat, or assertion of any claim, proceeding (including any governmental investigation), or litigation which it shall have become aware in connection with the matters addressed by this Agreement which involves PEG Inc. or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

5.2 Indemnification by the Holders. In connection with any Registration Statement or Canadian Prospectus in which the Holders are participating, the Holders agree to indemnify and hold harmless PEG Inc., each Person who controls PEG Inc. within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and the respective officers, directors, partners, members, representatives, employees, and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from PEG Inc. to each Purchaser Indemnitee, but only with reference to (a) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to the Holders furnished to PEG Inc. in writing by the Holders expressly for use in any Registration Statement, Prospectus or Canadian Prospectus, any amendment or supplement thereto, or any preliminary Prospectus or preliminary Canadian Prospectus and (b) any sales by the Holders after the delivery by PEG Inc. to the Holders of a Suspension Notice and before the delivery by PEG Inc. of an End of Suspension Notice. The liability of the Holders pursuant to clause (a) of the immediately preceding sentence shall in no event exceed the net proceeds received by the Holders from sales of Registrable Shares giving rise to such obligations. If the Holders elect to include Registrable Shares in an Underwritten Offering, the Holders shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering.

5.3 Indemnification Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim, or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 5.1 or 5.2, such Person (the “Indemnified Party”), shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing (to the extent legally advisable) of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any Liability which it may have under this Article V, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party may retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (b) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (c) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action, or (d) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, in which event the

Indemnifying Party may not assume or direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the Registrable Shares sold by all such Indemnified Parties under the particular Registration Statement and any such separate firm for PEG Inc., the directors, the officers and such control Persons of PEG Inc. as shall be designated in writing by PEG Inc. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any Liability by reason of such settlement or judgment to the extent provided in this Article V without reference to this sentence. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all Liability on claims that are the subject matter of such proceeding.

5.4 Contribution. If the indemnification provided for in Section 5.1 or 5.2 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such sections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of PEG Inc., on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by PEG Inc. or by such Purchaser Indemnitees and the parties” relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.5 Contribution Procedures. The parties agree that it would not be just and equitable if contribution pursuant to this Article V were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5.4. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 5.4 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article V, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Article V, each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) the Holders shall have the same rights to contribution as the Holders, as the case may be, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) PEG Inc., and each officer, director, partner, member, employee, representative, agent, or manager of PEG Inc. shall have the same rights to contribution as PEG Inc. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Article V or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.6 Additional Liability. The indemnity and contribution agreements contained in this Article V will be in addition to any Liability which any Indemnifying Party may otherwise have to any Indemnified Party referred to above. Each Purchaser Indemnitee’s obligations to contribute pursuant to this Article V are not joint but are several in the proportion that the number of share of Common Stock sold by such Purchaser Indemnitee bears to the number of share of Common Stock sold by all Purchaser Indemnities.

5.7 Conflicts with Underwriting Agreements. Notwithstanding the other provisions of this Article V, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an Underwritten Offering are in conflict with the foregoing provisions, the provisions of such underwriting agreement shall control.

ARTICLE VI

TERMINATION OF PEG INC.’s OBLIGATIONS

PEG Inc. shall have no further obligations pursuant to this Agreement upon such time as there are no longer Registrable Shares outstanding hereunder; provided, however, that PEG Inc.’s and the Holders” obligations under Articles V and VII (and any related definitions) shall remain in full force and effect following such time.

ARTICLE VII

MISCELLANEOUS

7.1 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any federal, state, provincial, local, or foreign law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. Any reference to any contract or agreement (including schedules, exhibits, and other attachments thereto), including this Agreement, will be deemed also to refer to such agreement as amended, restated, or otherwise modified, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context requires otherwise. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Where this Agreement states that a party “will” or “shall” perform in some manner or otherwise act or omit to act, it means that such party is legally obligated to do so in accordance with this Agreement. The captions, titles, and headings included in this Agreement are for convenience only and do not affect this Agreement’s construction or interpretation. Any reference to an Article, Section or Schedule in this Agreement shall refer to an Article or Section of, or Schedule to, this Agreement, unless the context otherwise requires. Other than with respect to Article V, this Agreement is for the sole benefit of the parties and does not, and is not intended to, confer any rights or remedies in favor of any Person (including any employee or shareholder of any Holder or PEG Inc.) other than the parties.

7.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes (a) all prior oral or written proposals or agreements, (b) all contemporaneous oral proposals or agreements, and (c) all previous negotiations and all other communications or understandings between the parties, in each case with respect to the subject matter hereof and thereof.

7.3 Notices. Any notice, instruction, direction, or demand under the terms of this Agreement required to be in writing shall be duly given upon delivery, if delivered by hand, facsimile or other generally accepted means of electronic transmission, or mail (with postage prepaid), to the following addresses:

(a)	If to PEG Inc., to:

Pattern Energy Group Inc.

Pier 1, Bay 3

San Francisco, CA 94111

Fax: (415) 362-7900

With a copy to (which shall not constitute notice):

Latham & Watkins LLP

c/o Kirk A. Davenport II

885 Third Avenue

New York, NY 10022-4834

Fax: (212) 751-4864

(b)	If to any Holder:

To the address of such Holder

With a copy to:

Pattern Energy Group LP

712 Fifth Avenue, 36th Floor

New York, NY 10019

Fax: (212) 993-0077

or to such other addresses or telecopy numbers as may be specified by like notice to the other party.

7.4 Governing Law. This Agreement shall be construed in accordance with and governed by the substantive internal laws of the State of New York, excluding its conflict of laws rules.

7.5 Severability. If any term or other provision of this Agreement shall be determined by a court, administrative agency, or arbitrator to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not render the entire Agreement invalid. Rather, this Agreement shall be construed as if not containing the particular invalid, illegal, or unenforceable provision, and all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent permitted under applicable Law.

7.6 Amendment. This Agreement may only be amended by a written agreement executed by both parties.

7.7 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

7.8 Authority. Each party represents to the other party that (a) it has the corporate power and authority to execute, deliver, and perform this Agreement, (b) the execution, delivery, and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors” rights generally and general equity principles.

7.9 Binding Effect and Assignment. This Agreement binds and benefits the parties and their respective successors and permitted assigns and shall inure to the benefit of the Holders. The registration rights granted by this Agreement may not be transferred or assigned by operation of law or in connection with any transfer or assignment of Registrable Shares to a transferee unless pursuant to the terms hereof, including as contemplated by the definition of “Holders” in Article I, or with the written consent of PEG Inc.

7.10 Waiver. A provision of this Agreement may be waived only by a writing signed by the party intended to be bound by the waiver. A party is not prevented from enforcing any right, remedy, or condition in the party’s favor because of any failure or delay in exercising any right or remedy or in requiring satisfaction of any condition, except to the extent that the party specifically waives the same in writing. A written waiver given for one matter or occasion is effective only in that instance and only for the purpose stated. A waiver once given is not to be construed as a waiver for any other matter or occasion. Any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by Law and include any rights and remedies authorized in Law or in equity.

7.11 Arbitration. All disputes and controversies which may arise out of or in connection with this Agreement and are not resolved through good faith negotiation shall be settled by binding arbitration in accordance with the provisions of Article VI of the Separation and Distribution Agreement.

7.12 Adjustment for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares with respect to any securities, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares with respect to any securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PATTERN ENERGY GROUP INC.

By:	/s/ Dyann S. Blaine
Name: Dyann S. Blaine
Title: Vice President and Secretary

PATTERN ENERGY GROUP LP

By:	/s/ Dyann S. Blaine
Name: Dyann S. Blaine
Title: Vice President

.

Schedule I

Pattern Renewables LP